UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 19, 2024

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2024, the Board of Directors of the Company expanded the number of Directors on the Pinnacle West Capital Corporation (“Pinnacle West”) Board of Directors by three and elected Mses. Carol S. Eicher and Susan T. Flanagan and Mr. Ronald Butler, Jr. as Directors, effective July 1, 2024. The initial term for all three will extend until the Pinnacle West 2025 Annual Meeting of Shareholders on May 21, 2025 (the “2025 Annual Meeting of Shareholders”). The Board of Directors of Arizona Public Service Company (“APS”), the principal subsidiary of Pinnacle West, also elected the three individuals to the APS Board of Directors. Ms. Eicher has been appointed to the Audit Committee and the Nuclear and Operating Committee of Pinnacle West, effective July 1, 2024. Ms. Flanagan has been appointed to the Audit Committee and the Finance Committee of Pinnacle West, effective July 1, 2024. Mr. Butler has been appointed to the Audit Committee and the Finance Committee of Pinnacle West, effective July 1, 2024. The three new Directors will participate in the compensation arrangements for non-employee directors described on page 57 of the Pinnacle West Proxy Statement for its Annual Meeting of Shareholders held on May 22, 2024, except the annual retainer and equity grant will be prorated to reflect their service from July 1, 2024 until the 2025 Annual Meeting of Shareholders. A copy of a press release regarding the election of Mses. Eicher and Flanagan and Mr. Butler is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Press release, dated June 20, 2024, issued by Pinnacle West (This exhibit is furnished not filed).

104	Pinnacle West Arizona Public Service Company	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: June 20, 2024	By: /s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: June 20, 2024	By: /s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer